UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 3, 2005

                        PACKAGING DYNAMICS CORPORATION

            (Exact Name of Registrant as Specified in its Charter)

        Delaware                       000-49741                   32-0009217
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)

    3900 West 43rd Street, Chicago, Illinois                       60632
    (Address of Principal Executive Offices)                     (Zip Code)

                                (773) 843-8000
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

                  On June 3, 2005, Packaging Dynamics Corporation issued a press release updating its earnings guidance for the fiscal year ending December 31, 2005. A copy of the press release, dated June 3, 2005, is furnished herewith as Exhibit 99.

                  This information, including Exhibit 99, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, Packaging Dynamics makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       -----------

Exhibit 99        Packaging Dynamics Corporation Press Release, dated
                  June 3, 2005.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PACKAGING DYNAMICS CORPORATION


Dated: June 3, 2005                          By:  /s/ Patrick T. Chambliss
                                                  -----------------------------
                                                  Patrick T. Chambliss
                                                  Vice President, Secretary and
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

Exhibit 99        Packaging Dynamics Corporation Press Release, dated
                  June 3, 2005.